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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)


                                  June 25, 2001
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                               Dime Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              001-13094                              11-3197414
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        Commission File Number           (IRS Employer Identification No.)



589 Fifth Avenue
New York, New York                                       10017
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(Address of Principal Executive Offices)               (Zip Code)



                                 (212) 326-6170
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On June 25, 2001, Dime Bancorp, Inc. a Delaware corporation (the "Dime") and Washington Mutual Corporation ("Washington Mutual") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 25, 2001. Pursuant to the Merger Agreement, Dime will merge into Washington Mutual, with Washington Mutual as the surviving corporation.

         The press release jointly issued by the Dime and Washington Mutual announcing the merger is included as Exhibit 99.1 (the "Merger Release") and is incorporated into this Item 5 by reference.

         On June 25, 2001, Dime and Washington Mutual intend to hold a presentation for analysts and others regarding the Merger (the "Meeting"), which will be accessible via the Internet and by conference call. At the Meeting, certain financial and other information relating to the Merger will be presented (the "Merger Presentation Materials"). The Merger Presentation Materials are included as Exhibit 99.2 to this report and are incorporated into this Item 5 by reference. Information regarding the Meeting is included in the Merger
Release included as Exhibit 99.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

     (c) Exhibits:


         99.1 Merger Release, dated June 25, 2001, announcing the execution of the Agreement and Plan of Merger between Dime Bancorp, Inc. and Washington Mutual, Inc.

         99.2              Merger Presentation Materials.

                           *           *         *

         This Current Report on Form 8-K (including information included or incorporated by reference herein) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Washington Mutual Corporation and Dime Bancorp, Inc., including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Washington Mutual's and Dime's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects," anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Washington Mutual's and Dime's management and are inherently subject to significant business, economic and competitive uncertainties and continegencies, many of which are beyond our control.

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In addition, such forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in the forward-looking statements.

         The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the business of Washington Mutual and Dime may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Dime may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Washington Mutual's and Dime's markets; (10) the concentration of Washington Mutual's operations in California may adversely affect results if the California economy or real estate market declines; and (11) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Washington Mutual's and Dime's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Washington Mutual or Dime or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Washington Mutual and Dime do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.


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                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                             DIME BANCORP, INC.

                                      By:    /s/ James E. Kelly
                                             -----------------------------------

                                             Name: James E. Kelly
                                             Title: Executive Vice President and
                                                    General Counsel



Date:  June 25, 2001



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                                INDEX OF EXHIBITS


        Exhibit No.                           Exhibit
        -----------                           -------

           99.1 Merger Release, dated June 25, 2001, announcing the execution of the Agreement and Plan of Merger between Dime Bancorp, Inc. and Washington Mutual, Inc.

           99.2                    Merger Presentation Materials.






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